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MIMEDX GROUP, INC.

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ADVANCING REGENERATIVE MEDICINE TREATMENT THROUGH PLACENTAL SCIENCE ISS Meeting Presentation May 7, 2021 1ADVANCING REGENERATIVE MEDICINE TREATMENT THROUGH PLACENTAL SCIENCE ISS Meeting Presentation May 7, 2021 1

DISCLAIMER & CAUTIONARY STATEMENTS Important Cautionary Statement This presentation includes forward-looking statements. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Such forward-looking statements include statements regarding: • the Company’s plans to review and analyze the results of its plantar fasciitis, Achilles tendonitis, and knee osteoarthritis clinical trials, and to announce top-line data in Q3 2021, plans for meetings with the FDA, and planned submissions to the FDA, and their timing, and potential FDA approvals, and potential product launch; the results of a clinical trial or trials may have little or no statistical value, or may fail to demonstrate that the product is safe or effective, any meeting with the FDA depends on successful clinical trial results and the availability of such a meeting and its timing is outside of the Company’s control and the Company may change its plans due to unforeseen circumstances, to conduct additional analyses, or for other reasons, and delay or alter the timeline for future trials, analyses, or public announcements; • estimates of potential market size for the Company’s future products; the future market for such products depends on regulatory approval of such products, which might not occur at all or when expected, and is based in part on assumptions regarding the number of patients who elect less acute and more acute treatment than the Company’s products, market acceptance of the Company’s products, and adequate reimbursement for such therapies; • plans for expansion outside of the U.S., or the potential to expand the Company’s portfolio of products through licensing transactions or additional clinical research; the process of obtaining regulatory clearances or approvals to market a biological product or medical device from the FDA or similar regulatory authorities outside of the U.S. is costly and time consuming, and such clearances or approvals may not be granted on a timely basis, or at all, and the ability to obtain the rights to market additional, suitable products depends on negotiations with third parties which may not be forthcoming; • the effectiveness of amniotic tissue as a therapy for any particular indication or condition; the results of a clinical trial or trials may have little or no statistical value, or may fail to demonstrate that the product is safe or effective; • expected spending on research and development in 2021, which depends in part on the results of pending clinical trials; • the Company’s long-term strategy for value creation, the status of its pipeline products, expectations for future products, and expectations for future growth; such expectations depend upon most or all of the above factors; Additional forward-looking statements may be identified by words such as believe, expect, may, plan, potential, will, preliminary, and similar expressions, and are based on management's current beliefs and expectations. The Company describes additional risks and uncertainties in the Risk Factors section of its most recent annual report and quarterly reports filed with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date of this press release and the Company assumes no obligation to update any forward-looking statement. 2DISCLAIMER & CAUTIONARY STATEMENTS Important Cautionary Statement This presentation includes forward-looking statements. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Such forward-looking statements include statements regarding: • the Company’s plans to review and analyze the results of its plantar fasciitis, Achilles tendonitis, and knee osteoarthritis clinical trials, and to announce top-line data in Q3 2021, plans for meetings with the FDA, and planned submissions to the FDA, and their timing, and potential FDA approvals, and potential product launch; the results of a clinical trial or trials may have little or no statistical value, or may fail to demonstrate that the product is safe or effective, any meeting with the FDA depends on successful clinical trial results and the availability of such a meeting and its timing is outside of the Company’s control and the Company may change its plans due to unforeseen circumstances, to conduct additional analyses, or for other reasons, and delay or alter the timeline for future trials, analyses, or public announcements; • estimates of potential market size for the Company’s future products; the future market for such products depends on regulatory approval of such products, which might not occur at all or when expected, and is based in part on assumptions regarding the number of patients who elect less acute and more acute treatment than the Company’s products, market acceptance of the Company’s products, and adequate reimbursement for such therapies; • plans for expansion outside of the U.S., or the potential to expand the Company’s portfolio of products through licensing transactions or additional clinical research; the process of obtaining regulatory clearances or approvals to market a biological product or medical device from the FDA or similar regulatory authorities outside of the U.S. is costly and time consuming, and such clearances or approvals may not be granted on a timely basis, or at all, and the ability to obtain the rights to market additional, suitable products depends on negotiations with third parties which may not be forthcoming; • the effectiveness of amniotic tissue as a therapy for any particular indication or condition; the results of a clinical trial or trials may have little or no statistical value, or may fail to demonstrate that the product is safe or effective; • expected spending on research and development in 2021, which depends in part on the results of pending clinical trials; • the Company’s long-term strategy for value creation, the status of its pipeline products, expectations for future products, and expectations for future growth; such expectations depend upon most or all of the above factors; Additional forward-looking statements may be identified by words such as believe, expect, may, plan, potential, will, preliminary, and similar expressions, and are based on management's current beliefs and expectations. The Company describes additional risks and uncertainties in the Risk Factors section of its most recent annual report and quarterly reports filed with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date of this press release and the Company assumes no obligation to update any forward-looking statement. 2

AGENDA I. COMPANY OVERVIEW II. EVOLUTION OF MIMEDX UNDER THE NEW MANAGEMENT TEAM & BOARD III. CLEAR STRATEGY FOR VALUE CREATION IV. PERFORMANCE AND SHAREHOLDER RETURNS V. STRONG MANAGEMENT TEAM & BOARD VI. MIMEDX IS ON THE RIGHT PATH 3AGENDA I. COMPANY OVERVIEW II. EVOLUTION OF MIMEDX UNDER THE NEW MANAGEMENT TEAM & BOARD III. CLEAR STRATEGY FOR VALUE CREATION IV. PERFORMANCE AND SHAREHOLDER RETURNS V. STRONG MANAGEMENT TEAM & BOARD VI. MIMEDX IS ON THE RIGHT PATH 3

EXECUTIVE SUMMARY n The Board and management team have taken decisive and positive actions to stabilize the Company over the last two years n Total shareholder returns have improved significantly relative to peers n The Company has a clear, long-term strategy for shareholder value creation n The right directors, leadership team and strategy are in place n Our Board has a valuable mix of proven financial, scientific and clinical skillsets that are necessary to navigate MIMEDX to our next phase of growth 4EXECUTIVE SUMMARY n The Board and management team have taken decisive and positive actions to stabilize the Company over the last two years n Total shareholder returns have improved significantly relative to peers n The Company has a clear, long-term strategy for shareholder value creation n The right directors, leadership team and strategy are in place n Our Board has a valuable mix of proven financial, scientific and clinical skillsets that are necessary to navigate MIMEDX to our next phase of growth 4

COMPANY OVERVIEW 5COMPANY OVERVIEW 5

PATIENTS ARE WHY WE ARE HERE A pioneer in utilizing amniotic tissue as a platform WHO WE ARE for regenerative medicine ALVIN We process amniotic tissue using proprietary technology resulting in differentiated treatment RUTH WHAT WE DO options, backed by rigorous science enabling commercial accessibility across multiple points of care IVY WHY There is a significant unmet need for safe, effective, and economically viable therapies for people with REGENERATIVE MEDICINE debilitating health conditions NICK 6PATIENTS ARE WHY WE ARE HERE A pioneer in utilizing amniotic tissue as a platform WHO WE ARE for regenerative medicine ALVIN We process amniotic tissue using proprietary technology resulting in differentiated treatment RUTH WHAT WE DO options, backed by rigorous science enabling commercial accessibility across multiple points of care IVY WHY There is a significant unmet need for safe, effective, and economically viable therapies for people with REGENERATIVE MEDICINE debilitating health conditions NICK 6

INDUSTRY LEADER IN UTILIZING AMNIOTIC TISSUE AS A PLATFORM FOR REGENERATIVE MEDICINE

Pioneer with leading brands and a late-stage pipeline

$246.5M
TTM 3/31/21 Net Sales[1]

84.2%
Gross Margin[2]

$1.4B
Market Cap[3]

2,000,000+
Allografts Distributed[4]

~800
Employees[4]

289
Field Sales Personnel[4]



WELCOME BACK
TO NASDAQ
MiMedx
MDXG – 11/4/2020
MDXG Nasdaq Listed

30M (U.S.)
with diabetes[5]

$6.2-$18.7B
Medicare cost of DFU/yr[7]

2.9M
chronic wounds[6]

$60K/yr
Cost of amputation care[8]

EPIFIX®
Purion
SMR²T

Reimbursement coverage, U.S.:
300M+
lives

17.5M+
U.S. KOA patients[9]

2M+
U.S. patients treated for PF annually[10]

1,000+ patients
studied under IND clinical programs[11]

10,000+ ft²
of ISO Class 7 clean room space

(1) Net sales for the TTM ended March 31, 2021, as reported in applicable SEC filing; (2) Represents GAAP gross margin for the TTM period ended March 31, 2021 (3) Based on closing stock price on May 5, 2021 and ~137 million fully diluted shares; (4) As of April 30, 2021; (5) Sen CK. Human Wounds and Its Burden: An Updated Compendium of Estimates. Adv Wound Care (New Rochelle). 2019;8(2):39-48. doi:10.1089/wound.2019.0946; (6) BioMed GPS SmartTrak; (7) Nussbaum SR, Carter MJ, Fife CE, DaVanzo J, Haught R, Nusgart M, et al. An economic evaluation of the impact, cost, and Medicare policy implications of chronic nonhealing wounds. Value Health. 2018;21(1):27–32; (8) D. G. Armstrong, M. A. Swerdlow, A. A. Armstrong, M. S. Conte, W. V. Padula, and S. A. Bus, "Five year mortality and direct costs of care for people with diabetic foot complications are comparable to cancer," Journal of Foot and Ankle Research, vol. 13, no. 1. BioMed Central Ltd., Mar. 24, 2020, doi: 10.1186/s13047-020-00383-2. (9) Global Data Knee Reconstruction Data Model United States 2020(10) Tong KB, Furia J. Economic burden of plantar fasciitis treatment in the United States. Am J Orthop (Belle Mead NJ). 2010;39(5):227-231; (11) MIMEDX IND Clinical Trial Programs; Plantar Fasciitis Phase 2B: 147; Plantar Fasciitis Phase 3: 276; Knee Osteoarthritis Phase 2B: 430+; Achilles Tendonitis Phase 3: 158.

7

MIMEDX

STRONG AND DIFFERENTIATED PLATFORM TECHNOLOGY TO DRIVE GROWTH

MARKET-LEADING BIOLOGICS PLATFORM

- **Pioneer** and **largest US player in amniotic tissue market** with **strong brand** reputation across broad portfolio of products
- **Promising late-stage pipeline** in large and growing markets with therapeutic platform potential



Amniotic Tissue

VERTICALLY INTEGRATED WITH DIFFERENTIATED TECHNOLOGY

- **Vertically integrated, scalable supply and delivery network**; span-of-control managed by direct employees
- **Rigorous quality standards** benefit entire portfolio and ensure consistency and controls throughout manufacturing process
- Proprietary process provides **safety, efficacy** and **ease of use**

purion
SMR²T

ROBUST AND GROWING BODY OF EVIDENCE

- **40+** clinical & scientific publications in **peer-reviewed, indexed journals**, with **best-in-class evidence** recognized by AHRQ[1]
- Preclinical research uncovered novel mechanism to support potential for **mdHACM** as a candidate for **disease modification** in Knee Osteoarthritis
- Initiatives underway[2] to further preclinical research on **mechanism of action, disease modification potential**, and long-term **therapeutic targets**



STRONG COMMERCIAL SCALE AND INFRASTRUCTURE

- Experienced and **growing sales team** with established relationships
- Market Access and Medical Science Liaison teams reinforce competitive advantage, with **extensive field reimbursement**, insurance verification, and **medical education** support
- Payor coverage of **300+ million lives**; staggered multi-year contracts (including commitment tier), with **largest GPOs**[3]

(1) Agency for Healthcare Research and Quality report published on February 2, 2020, Skin Substitutes for Treating Chronic Wounds.; (2) Collaborative Agreement with Wake Forest Institute for Regenerative Medicine announced Thursday, May 6, 2021; (3) Group Purchasing Organization.

8

MIMEDX

INVESTMENTS IN CGMP ADHERENCE ENHANCE COMPETITIVE ADVANTAGES

Rigorous Compliance to Regulatory Standards throughout Manufacturing Process Provides Product Quality and Consistency


AMNIOFIX INJECTABLE
EPIFIX MICRONIZED
Purion
1
2
3
4
5
Delivery of Healthy Baby via Caesarean Section
Donated Placental Tissues Recovered and Tested with CGMP Systems and Quality Release Controls
Proprietary Processing
Terminal Sterilization to ISO Standards
Final Release Testing, including Purity, Potency and Identity
Shelf-Stable Packaged Product
Final Release Testing
Shelf-Stable Packaged Product
EPIFIX
AMNIOFIX

CGMP = Current Good Manufacturing Practice

9

MIMEDX

EVOLUTION OF MIMEDX UNDER THE NEW MANAGEMENT TEAM & BOARD 10EVOLUTION OF MIMEDX UNDER THE NEW MANAGEMENT TEAM & BOARD 10

NEW MANAGEMENT AND BOARD STEPPED IN DURING A DEEPLY TUMULTUOUS PERIOD FOR THE COMPANY

Legacy Management and Board Created Significant Disruption in the Business

1 Former CEO and COO Found Guilty of Securities Fraud

- Inappropriate "tone at the top" led to a culture that emphasized short-term business goals over compliance and ethics, purposely took action to disregard revenue recognition rules, and acted against "whistleblowers"
- Former CEO, COO, CFO and Corporate Controller dismissed "for cause;" Former CEO and COO subsequently convicted of securities fraud-related felonies, sentenced to imprisonment, and ordered to pay fines
- Government recognized MIMEDX as a "victim" of the former CEO's and COO's wrongdoing

2 Substantial Business Impact

- Loss of customers; damaged customer relationships; negative media coverage; significant reputational damage in the market
- Multiple initiatives halted, including R&D investments and activities
- Workforce reduced in 2018 by approximately 240 full-time employees, including ~25% of sales force

3 Multiple Lawsuits, Regulatory Investigations

- SEC and DOJ investigations
- ~15 material legal proceedings
- Significant relief and damages sought

4 Loss of Credibility with Financial Community

- 2012 – 2017 financials recalled (23 quarterly statements); restatements required; outside auditor resigned
- Delisting from NASDAQ; loss of all analyst coverage
- Lenders terminated their commitments under their credit facilities and LOC

5 Deficient Corporate Governance / Controls / Infrastructure

- CEO and COO dominated decision making, ignoring internal controls and good governance
- Former management motivation was exclusively short-term, with sole focus on sale of the Company
- Company lacked a formal internal audit function and lacked many internal controls over financial reporting; Singular focus on sales growth starved operational and control areas – limited infrastructure in place

11

MIMEDX

NEW MANAGEMENT AND BOARD HAVE ADDRESSED PAST CHALLENGES CREATED BY PRIOR MANAGEMENT, STABILIZING THE COMPANY AND POSITIONING IT FOR GROWTH

SUSTAIN → STABILIZE → GROW

2019
- Timothy R. Wright Appointed
- Board Reconstitution Begins
- Resolved SEC Investigation
- Key Management Hires[1]
- Indictment of Former Management

Q1 2020
- Financial Restatement Completed

Q2 2020
- Named Permanent CFO[2]
- Code of Business Conduct and Ethics
- VA / DOJ Settlement
- Chief Accounting Officer Hire[3]

Q3 2020
- $150 Million Transformative Financing
- 5 SEC Filings & Caught Up in Financial Reporting
- Key Management Hires[4]
- New Product Launch
- Annual Shareholder Meeting
- Completed Clinical Trial Enrollment

Q4 2020
- Board Reconstitution Complete
- Nasdaq Relisting
- New Payor Coverage
- Two Public Investor Conferences
- Annual Shareholder Meeting
- Key Management Hire[5]

2021 - 2022
- Anticipating Regulatory Approval in Japan in Mid-2021
- Awarded Amniotic Tissue Supplier Agreement with Premier® Inc.'s SURPASS™ Purchasing Program
- Secured Additional National Commercial Payor Coverage for EPICORD®
- Completed Last Patients Last Visits in 3 IND trials
- Appointed Phyllis Gardner, M.D.
- Key Management Hire[6]

Restored Financial Integrity and Reputation	Investing in Growth From a Solid Financial Position
Created Strong Foundation for Business Performance	Forming a Culture of Cross-Functional Collaboration
Investing in Primary Growth Drivers	Transforming for Innovation

(1) William "Butch" Hulse IV; Peter M. Carlson; Stan Micek; (2) Peter M. Carlson; (3) William L. Phelan; (4) Robert B. Stein, M.D., Ph.D.; Rohit Kashyap, Ph.D.; (5) Jack Howarth; (6) Dirk Stevens, Ph.D.

12

MIMEDX

POSITIONING IT FOR GROWTH TURNAROUND UNDER THE NEW MANAGEMENT TEAM AND BOARD HAVE POSITIONED THE COMPANY FOR GROWTH AND DRIVEN STOCK PRICE PERFORMANCE Stock Price Performance Since Appointment of New CEO - Timothy 1• Refreshed > 90% of management team and R. Wright (05/09/2019) fully reconstituted board 2• Stabilized business and accelerating late- stage pipeline MDXG: 3• Increased our liquidity +232.8% 4• Settled with SEC, avoided DOJ prosecution, and largely resolved material litigations and investigations • Improved control environment, completed (1) Peers : +51.7% 5 financial restatement, and relisted on NASDAQ • Completely rebuilt corporate governance and ethics / compliance 6 Source: FactSet as of 05/05/21; (1) Peers include IART, VCEL, ORGO, TCMD, AXGN, ANIK, CRY, and TELA. 13POSITIONING IT FOR GROWTH TURNAROUND UNDER THE NEW MANAGEMENT TEAM AND BOARD HAVE POSITIONED THE COMPANY FOR GROWTH AND DRIVEN STOCK PRICE PERFORMANCE Stock Price Performance Since Appointment of New CEO - Timothy 1• Refreshed > 90% of management team and R. Wright (05/09/2019) fully reconstituted board 2• Stabilized business and accelerating late- stage pipeline MDXG: 3• Increased our liquidity +232.8% 4• Settled with SEC, avoided DOJ prosecution, and largely resolved material litigations and investigations • Improved control environment, completed (1) Peers : +51.7% 5 financial restatement, and relisted on NASDAQ • Completely rebuilt corporate governance and ethics / compliance 6 Source: FactSet as of 05/05/21; (1) Peers include IART, VCEL, ORGO, TCMD, AXGN, ANIK, CRY, and TELA. 13

TURNAROUND UNDER THE NEW MANAGEMENT TEAM AND BOARD HAVE POSITIONED THE COMPANY FOR GROWTH

1 Refreshed > 90% of Management Team and Fully Reconstituted Board

- ✓ Highly credible and experienced leadership team
  - Capable and cohesive leadership team with domain and subject-matter expertise



TIMOTHY R. WRIGHT
Chief Executive Officer



PETE CARLSON
Chief Financial Officer

- ✓ 100% new Board of Directors since May 2019 with significant industry and scientific experience
- ✓ Enhanced diversity of the Board

Completed ✓

2 Stabilized Business and Accelerating Late-Stage Pipeline

- ✓ Restructured and reprioritized commercial organization
  - Moved away from solely revenue-driven sales incentive plan
  - Implemented corporate compliance & code of ethics training
- ✓ Launched EPICORD® Expandable
- ✓ Completed trial enrollment[1]
- ✓ Awarded Amniotic Tissue Supplier Agreement with Premier®
- ✓ Awarded coverage by largest U.S. commercial payor for EPIFIX®
- ✓ Rebuilt relationship with FDA

2M+ TWO MILLION FOR PATIENTS

Ongoing ✓

3 Increased Our Liquidity

- ✓ $150M capital raise
  - Raise occurred during a highly uncertain operating environment, exacerbated by COVID-19, with significant external turnaround costs
  - Retired debt with highly restrictive covenants that limited flexibility to invest in business
- ✓ Ran highly competitive, well-vetted process
- ✓ Financing provided ability to:
  - Prioritize investment in growth drivers
  - Stabilize business

Completed ✓

(1) The Company's Investigational New Drug clinical studies: Plantar Fasciitis (Phase 3), Achilles Tendonitis (Phase 3), and Knee Osteoarthritis (Phase 2B).

14

MIMEDX

TURNAROUND UNDER THE NEW MANAGEMENT TEAM AND BOARD HAVE POSITIONED THE COMPANY FOR GROWTH

4 Settled with SEC, Avoided DOJ Prosecution and Largely Resolved Material Litigation and Investigations

- ✓ Settled with the SEC for nominal amount with no admission of liability
  - $1.5M settlement recognized new leadership's "remediation and cooperation" efforts. *SEC Press Release*, Nov. 26, 2019
  - New leadership's cooperation and remediation cited as key elements in the DOJ's decision not to prosecute
- ✓ Obtained successful dismissal of securities class action complaint[1]
- ✓ Resolved most material litigation and investigations

Largely Resolved ✓

5 Improved Control Environment, Completed Financial Restatement, and Relisted on NASDAQ

- ✓ Became current in financial reporting with 7 SEC filings in five months, including 2 Form 10-Ks
- ✓ Named full-time CFO; Added new Chief Accounting Officer
- ✓ Established Disclosure Committee
- ✓ Rebuilt internal control framework; remediated most material weaknesses
- ✓ Relisted on NASDAQ


MiMedx
Nasdaq

Completed ✓

6 Completely Rebuilt Corporate Governance and Ethics / Compliance

- ✓ Fully reconstituted entire Board of Directors; Held two shareholder meetings in 2020 (August, November)
- ✓ Established board-level Ethics & Compliance Committee
- ✓ Audit Committee members include two former audit partners from large global firms
- ✓ Established Internal Audit Department
- ✓ Implemented extensive Code of Conduct and Ethics, including annual certification by all directors and employees
- ✓ Adopted ~70 new corporate governance reforms, including limiting outside board participation and separating the Chair and CEO roles
- ✓ Established board-level Advanced Science & Technology Committee

Completed ✓

(1) Appeal pending.

15

MIMEDX

CAPITAL RAISE PROVIDED ABILITY TO STABILIZE THE BUSINESS, PRIORITIZE INVESTMENTS AND POSITION THE COMPANY FOR GROWTH

As a result of these actions, the Company was able to avoid a "going concern" limitation in its audit during a challenging and truly unprecedented time

Situation Overview Before Capital Raise...

- ✓ MIMEDX faced a highly uncertain operating environment, exacerbated by COVID-19, with significant external turnaround costs
- ✓ Previous term loan had highly restrictive covenants
- ✓ Without additional liquidity, Company was at risk of violating its covenants and having a "going concern" limitation in its audit – **the Company did not have liquidity runway of 12+ months**

...After Capital Raise

- ✓ Financing included $100M convertible preferred, priced at a 10% premium to current share price[1]; voting percentage capped at 19.9%
- ✓ Financing provided ability to:
  - Stabilize business
  - Prioritize investment in growth drivers
  - Continue resolving litigation
- ✓ Added two highly-qualified, seasoned board members

March 2020	April 2020	May 2020	June 2020	July 2020
Reached out to 26 potential investors	6 Term Sheets Submitted	3 Investors included in Second Round	Priced equity offering at equivalent of $3.85 / share, an ~10% premium[1]	Publicly announced investment led by EW Healthcare Partners and Hayfin Capital[2]

Thorough financing process run to maximize value and minimize dilution

(1) MIMEDX's closing price as of June 12, 2020, when the Company entered into exclusivity with EW Healthcare; (2) Financing was $100 million convertible preferred stock in line with market terms at the time and $50 million in debt financing to take out the existing restrictive facility.

16

MIMEDX

OUR COMMITMENT TO PATIENT CARE DRIVES EVERYTHING WE DO

"Core Values are the framework of our identity and culture.
I believe culture is the most integral part of building a successful, sustainable company."

Timothy R. Wright, MIMEDX CEO

Character

*As leaders, **we do the right thing** – always, with integrity. Our core behaviors demonstrate transparency, empathy, and authenticity in order to **inspire genuine purpose** for action.*

Customer Orientation

*Our products achieve their full potential to improve health by **putting patients and customers first**, and exceeding expectations. We ask questions, understand needs and find evidence-based solutions that **make a difference**.*

Innovation

*We challenge ourselves to identify new ways to help bodies heal and **deliver innovation that matters**. Our focus on **operational excellence** as well as pioneering science requires **initiative** and a **dedication** to continuous improvement.*

Collaboration

*Our interactions with all customers and colleagues build **trust, awareness** and **respect**. Together, we **empower every person** to effectively engage and add value. Our **accountability to each other** enables all to achieve more.*

Stewardship

*We are **stewards of a precious resource** – human tissue – and act accordingly. We set the standard for **quality, reliability** and **value** and **meaningfully contribute** to the communities in which we live and work.*

17

MIMEDX

EMPLOYEE SURVEY RESULTS UNDERSCORE POSITIVE INFLUENCE OF NEW MANAGEMENT

New Management

Dimension		2018	2019	2020
Senior Leadership	Senior leadership is open and honest in communication	12%	61% ↑	72% ↑
Diversity & Inclusion	We have a work environment that is accepting of different ways of thinking	29%	76% ↑	82% ↑
Employer Brand	MIMEDX is considered one of the best places to work for someone with my skills and experience	15%	59% ↑	63% ↑
Ethical Behavior	I can report an instance of unethical, inappropriate or questionable conduct without fear of retribution	44%	85% ↑	94% ↑
	The company takes appropriate risks without compromising integrity	27%	68% ↑	77% ↑
Career & Development	My future career opportunities here look good	27%	68% ↑	72% ↑

Selected Employee Quotes from 2020 Survey

*"**I absolutely love working here.** I see what our products do to help patients."*

*"**I love working with a company where I can pull the CEO to the side** and speak to him on certain things and he listens.."*

*"I think as a company we are on the right path and headed in a great direction, we just have more work to do. **I applaud leadership for there efforts thus far in these areas.**"*

Leadership, culture and employee engagement have significantly improved under new management

Note: Survey conducted by Kincentric, A Spencer Stuart Company.

18

MIMEDX

CLEAR STRATEGY FOR VALUE CREATION 19CLEAR STRATEGY FOR VALUE CREATION 19

CLEAR STRATEGY FOR VALUE CREATION Industry leading base business with high gross margins provides foundation for long-term, stable growth, fueling late-stage pipeline • Targeting 10%+ growth in base advanced wound care business • Japan approval anticipated mid-2021; providing foundation for further international expansion • Contribution from late-stage pipeline anticipated in 2023; Potential blockbuster drug reaching the market in 2025 / 2026 • Long-term view anticipates additional large-scale markets leveraging platform technology Knee OA Outside US Outside US Plantar Fasciitis Plantar Fasciitis Plantar Fasciitis Japan Japan Japan Japan Base Business Base Business Base Business Base Business Base Business 2021 2022 2025+ 2023 2024 Base Business International Pipeline OUS = Outside United States. Timeline represents current plans and estimates only. Actual results and timing may differ materially. There can be no assurance that clinical trials are conducted or completed on schedule, that trial results are favorable, or that we obtain regulatory approval for our products and indications. 21CLEAR STRATEGY FOR VALUE CREATION Industry leading base business with high gross margins provides foundation for long-term, stable growth, fueling late-stage pipeline • Targeting 10%+ growth in base advanced wound care business • Japan approval anticipated mid-2021; providing foundation for further international expansion • Contribution from late-stage pipeline anticipated in 2023; Potential blockbuster drug reaching the market in 2025 / 2026 • Long-term view anticipates additional large-scale markets leveraging platform technology Knee OA Outside US Outside US Plantar Fasciitis Plantar Fasciitis Plantar Fasciitis Japan Japan Japan Japan Base Business Base Business Base Business Base Business Base Business 2021 2022 2025+ 2023 2024 Base Business International Pipeline OUS = Outside United States. Timeline represents current plans and estimates only. Actual results and timing may differ materially. There can be no assurance that clinical trials are conducted or completed on schedule, that trial results are favorable, or that we obtain regulatory approval for our products and indications. 21

INVESTING HEAVILY IN PROMISING LATE- STAGE PIPELINE WITH SIGNIFICANT GROWTH OPPORTUNITIES ▪ Announced last patients last visits in three late-stage trials ▪ Top-line data readouts anticipated late-summer 2021 ▪ Intend to initiate Phase 3 study Knee Osteoarthritis in Q3 2021 ▪ Submitted IND for Chronic Cutaneous Ulcers; Received notification of allowance to proceed ▪ Three-fold increase in R&D expense to support acceleration of pipeline, including pre- clinical investigations around mechanism of action Trials explore therapeutic potential as a non-surgical treatment option to reduce pain & improve function Current IND Studies across areas of significant unmet need Planned Near-Term IND Studies Planned Longer-Term IND Studies 22INVESTING HEAVILY IN PROMISING LATE- STAGE PIPELINE WITH SIGNIFICANT GROWTH OPPORTUNITIES ▪ Announced last patients last visits in three late-stage trials ▪ Top-line data readouts anticipated late-summer 2021 ▪ Intend to initiate Phase 3 study Knee Osteoarthritis in Q3 2021 ▪ Submitted IND for Chronic Cutaneous Ulcers; Received notification of allowance to proceed ▪ Three-fold increase in R&D expense to support acceleration of pipeline, including pre- clinical investigations around mechanism of action Trials explore therapeutic potential as a non-surgical treatment option to reduce pain & improve function Current IND Studies across areas of significant unmet need Planned Near-Term IND Studies Planned Longer-Term IND Studies 22

PLANTAR FASCIITIS TOP-LINE RESULTS ANTICIPATED LATE-SUMMER 2021

Study Informs Safety and Efficacy and Creates Foundation for Other Future Indications

Phase 2B study completed

Phase 3 study enrollment completed

- 277 patients in September 2020
- Last patient out in Q2 2021

Potential timeline*

- Meeting with FDA mid-2021
- BLA filing 1H 2022
- FDA approval and product launch 1H 2023

Market Overview

2M+ U.S. patients treated for PF annually[1]	**200K+** Candidates for advanced therapies[2]
Current Treatments ▪ Conservative (RICE/NSAIDS) ▪ Custom orthotics ▪ Corticosteroid injections ▪ Emerging therapies	**~20K-50K** Potential candidates for injectable amnion/ chorion[3]





Est. BLA filing
Est. BLA launch
Plantar Fasciitis
P H 3
1H
2H
1H
2H
1H
2H
1H
2H
2020
2021
2022
2023

* Timeline represents current plans and estimates only. Actual results and timing may differ materially. There can be no assurance that clinical trials are conducted or completed on schedule, that trial results are favorable, or that we obtain regulatory approval for our products and indications. (1) Tong KB, Furia J. Economic burden of plantar fasciitis treatment in the United States. *Am J Orthop (Belle Mead NJ)*. 2010;39(5):227-231; (2) Ang TW. The effectiveness of corticosteroid injection in the treatment of plantar fasciitis. Singapore Med J. 2015;56(8):423-432. doi:10.11622/smedj.2015118; (3) Plantar Fasciitis Primary Research/Conjoint Analysis (n=171) performed by Market Vision December 2019 https://www.mv-research.com/ (data on file).

23

MIMEDX

KNEE OSTEOARTHRITIS PROGRAM PROGRESSING TOWARDS PHASE 3 INITIATION

Top-line results anticipated late-summer 2021

Phase 2B study ongoing

- Enrollment completed September 2020
  - 447 patients enrolled
  - Drop-out rates lower than expected (3% actual vs. 10% planned)
- Last Patient Out for 6-month blinded observation in late 2021
- 6-month open-label extension allows all patients option to receive mdHACM, providing additional insight into dosing and duration of effect

Potential timeline*

- Meeting with FDA in mid-2021
- Phase 3 initiation in 3Q 2021
- BLA filing 2H 2024 / 1H 2025
- FDA approval and product launch in 2H 2025 / 1H 2026

Critical Success Factors

- Advantaged by CGMP readiness for Plantar Fasciitis BLA
- RMAT designation provides frequent dialogue with the FDA

Market Overview

17.5M+ U.S. KOA patients (growing 2% per year)	**8.8M** Intra-articular injections across **4.4M** patients
Current Treatments ▪ Corticosteroid injections ▪ Viscosupplementation (e.g. Hyaluronic Acid) ▪ Platelet Rich Plasma (PRP) ▪ Emerging therapies	**~1M – 1.5M** Potential candidates for injectable amnion / chorion - one injection in one knee, per year





Phase 3 initiation
FDA meeting
Est. BLA filing
Est. launch
Knee Osteoarthritis
PH2B
PH3
1H
2H
1H
2H
1H
2H
1H
2H
1H
2H
1H
2H
2021
2022
2023
2024
2025
2026

* Timeline represents current plans and estimates only. Actual results and timing may differ materially. There can be no assurance that clinical trials are conducted or completed on schedule, that trial results are favorable, or that we obtain regulatory approval for our products and indications

24

MIMEDX

ACHILLES TENDONITIS PROGRAM Phase 3 Double-Blinded, Randomized Controlled Trial • 158 patients enrolled across 11 sites • Outcomes Measures include: • Change in Visual Analog Scale at 90 days, Incidence of Adverse Events at 365 days, Foot Function Index (FFI-R) at 90 days Enrollment completed in September 2020, with last patient out in Q2 2021 Achilles Tendonitis Program Next Steps*: • Analyze data following statistical analysis • Plan to meet with FDA to review mid-2021 • We do not anticipate pursuing a BLA for Achilles Tendonitis at this time • The Company may explore efficacy in a future study in a more well-defined subset of patients Safety data from Achilles Tendonitis trial can be used to supplement data package for other clinical indications already underway * Timeline represents current plans and estimates only. Actual results and timing may differ materially. There can be no assurance that clinical trials are conducted or completed on schedule, that trial results are favorable, or that we obtain regulatory approval for our products and indications. 25ACHILLES TENDONITIS PROGRAM Phase 3 Double-Blinded, Randomized Controlled Trial • 158 patients enrolled across 11 sites • Outcomes Measures include: • Change in Visual Analog Scale at 90 days, Incidence of Adverse Events at 365 days, Foot Function Index (FFI-R) at 90 days Enrollment completed in September 2020, with last patient out in Q2 2021 Achilles Tendonitis Program Next Steps*: • Analyze data following statistical analysis • Plan to meet with FDA to review mid-2021 • We do not anticipate pursuing a BLA for Achilles Tendonitis at this time • The Company may explore efficacy in a future study in a more well-defined subset of patients Safety data from Achilles Tendonitis trial can be used to supplement data package for other clinical indications already underway * Timeline represents current plans and estimates only. Actual results and timing may differ materially. There can be no assurance that clinical trials are conducted or completed on schedule, that trial results are favorable, or that we obtain regulatory approval for our products and indications. 25

THE BLA PROCESS IS LENGTHY AND REQUIRES CAREFUL PLANNING AND COORDINATION WITH THE FDA

MIMEDX has assembled the right Board and Management Team with the relevant clinical, scientific and regulatory expertise required to navigate the BLA pathway

Industry – FDA Interactions During Development


Basic Research
Prototype Design or Discovery
Preclinical Development
Clinical Development
Phase 1
Phase 2
Phase 3
FDA Filing / Approval & Launch Preparation
Industry – FDA Interactions During Development
Pre-IND Meeting
Initial IND Submissions
End of Phase 2 Meeting
Pre-BLA or NDA Meeting
Market Application Submissions
120 Day Safety Update
IND Review Phase and Ongoing Submissions
Application Review Phase
Dimensions
Safety
Material Selection Structure Activity Relationship
In Vitro and Animal Testing
Human and Animal Testing
Safety Follow Up
Medical Utility
In Vitro and Computer Model Evaluation
In Vitro and Animal Models
Human Efficacy Evaluation
Industrial-ization
Physical Design
Characterization Small-Scale Production
Manufacturing Scale-up Refined Specifications
Mass Production

26

MIMEDX

BASE BUSINESS HAS STABILIZED AND IS NOW POSITIONED FOR GROWTH

Net Sales ($M)


(2.9%)
$76
$62
$54
$64
$69
$60
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21

Adjusted Net Sales[1] ($M)


+4.2%
$68
$57
$52
$63
$68
$60
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21

Advanced Wound Care/Section 361 Gross Sales


+5.2%
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21

Section 361 vs. Section 351 Sales Breakdown[2]

2020 | 1Q21


14%
86%
13%
87%
Section 361 Sales
Section 351 Sales

1Q 2021 TTM Sales by Care Setting


In-patient
29%
Private
Office
31%
Out-patient
29%
Other
11%

(1) Adjusted net sales excludes impact of Revenue Transition amounts. Adjusted net sales is a non-GAAP measurement. Refer to Appendix for more information and reconciliation to the nearest GAAP measure; (2) Section 361 includes Tissue + Cord sales. Section 351 includes Micronized + Particulate sales.

27

MIMEDX

CASH GENERATED FROM BASE BUSINESS FUELS PIPELINE

Quarterly Net Loss ($M)



4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
($8)
($5)
($9)
($19)
($17)
($8)

R&D Spend

Anticipate three-fold increase in 2021 with ~75% focused on late-stage pipeline

Adjusted EBITDA as % of Adjusted Net Sales[1]



15.6%
13.2%
14.3%
14.3%
12.7%
13.3%
4Q 2019
1Q 2020
2Q 2020
3Q 2020
4Q 2020
1Q 2021

Inventory Levels ($M)



$9.2
$10.6
$11.0
$10.4
$11.6
1Q 2020
2Q 2020
3Q 2020
4Q 2020
1Q 2021

TTM Adjusted Free Cash Flow[1, 2] ($M)



$40
$32
$32
$31
$27
$27
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21

Cash Position[3] ($M)



$48.2
$84.7
6/30/2020
(Pre-Capital Raise)
3/31/2021
(Post-Capital Raise / Current)

(1) Calculated on a trailing twelve-month basis for each period. Adjusted Net Sales, Adjusted Free Cash Flow and Adjusted EBITDA are non-GAAP measurements. Refer to appendix for more information and reconciliation to the nearest GAAP figure; (2) Adjusted EBITDA – Capex – Patent Costs; (3) Transactions include (i) issuance of $100 million of Series B convertible preferred stock; (ii) $75 million loan facility; (iii) repayment and termination of existing loan agreement.

28

MIMEDX

PERFORMANCE AND SHAREHOLDER RETURNS 29PERFORMANCE AND SHAREHOLDER RETURNS 29

MIMEDX’S TSR METRICS HAVE IMPROVED SIGNIFICANTLY n New MIMEDX management team and Board have delivered meaningful shareholder returns n MIMEDX has significantly outperformed its peer group by almost 250% over the past two years Total Shareholder Return (1) (1) TSR Prior To 2-Year Benchmark 2-Year TSR 314% 108% 56% (81%) (2) (2) Peers Peers Source: FactSet as of 05/05/21; (1) TSR prior to 2-year benchmark is from 05/05/2017 – 05/05/2019. 2-Year TSR is from 05/05/2019 - 05/05/2021. Average shown for peers; (2) Peers include IART, VCEL, ORGO, TCMD, AXGN, ANIK, CRY, and TELA. 30MIMEDX’S TSR METRICS HAVE IMPROVED SIGNIFICANTLY n New MIMEDX management team and Board have delivered meaningful shareholder returns n MIMEDX has significantly outperformed its peer group by almost 250% over the past two years Total Shareholder Return (1) (1) TSR Prior To 2-Year Benchmark 2-Year TSR 314% 108% 56% (81%) (2) (2) Peers Peers Source: FactSet as of 05/05/21; (1) TSR prior to 2-year benchmark is from 05/05/2017 – 05/05/2019. 2-Year TSR is from 05/05/2019 - 05/05/2021. Average shown for peers; (2) Peers include IART, VCEL, ORGO, TCMD, AXGN, ANIK, CRY, and TELA. 30

THIRD-PARTY VALIDATION FOR THE COMPANY'S TRAJECTORY, STRATEGY AND LEADERSHIP

Source	Quote
H.C. Wainwright & Co. *(March 19, 2021)*	" **Leaving turmoil behind, MIMEDX is back in the game**… Starting in 2018, MIMEDX meticulously stabilized its operations by (1) replacing 90% of its senior leadership; (2) establishing an Ethics and Compliance Committee; and (3) replacing its independent auditor. We believe current management under Timothy R. Wright has positioned MIMEDX to restart a growth momentum that could be sustainable. With most of the company's litigation matters resolved, MIMEDX relisted its stock on the NASDAQ on November [4], 2020."
Zacks Investment *(April 20, 2021)*	" MIMEDX holds a strong position in the wound care market with a supportive set of preclinical and clinical work demonstrating safety and efficacy for the company's portfolio of products. **With additional studies underway, new product launches and a favorable demographic trend, we anticipate double digit growth in the second half of 2022**. We see a high degree of probability that the trials will be successful thereby supporting even greater penetration for AMNIOFIX and related products."
Anthony Atala, M.D., Chair and Director of WFIRM[1] *(May 6, 2021)*	" Regenerative medicine has captured the imagination of physicians and scientists worldwide, and inspires hope in patients looking for additional treatment options. **I am eager to work with Tim Wright and his management team, and applaud the transformational progress they have made to strategically position MIMEDX for the future.**"

(1) WFIRM is Wake Forest Institute for Regenerative Medicine.

31

MIMEDX

STRONG MANAGEMENT TEAM & BOARD 32STRONG MANAGEMENT TEAM & BOARD 32

HIGHLY ACCOMPLISHED MANAGEMENT TEAM RESTORING REPUTATION FOR THE FUTURE

CEO Timothy R. Wright personally recruited 7 of the 9 highly-respected senior executives, building a team focused on long-term strategic management



TIMOTHY R. WRIGHT
Chief Executive Officer
M2GEN, TEVA, DU PONT MERCK, CardinalHealth, COVIDIEN



PETER M. CARLSON
Chief Financial Officer
Brighthouse Financial, WACHOVIA, MetLife, ARTHUR ANDERSEN & CO.



WILLIAM F. HULSE
General Counsel & Secretary
DYKEMA, KCI, Acelity



ROHIT KASHYAP, PhD
Chief Commercial Officer
Acelity



ROBERT B. STEIN, MD, PhD
EVP, Research & Development
MERCK, Roche, Incyte, agenus



MARK P. GRAVES
Chief Compliance Officer
ucb, Abbott, Takeda, TAP



JACK HOWARTH
SVP, Investor Relations
antares, KOS, WARNER LAMBERT, King Pharmaceuticals



STAN MICEK
SVP, Business Development
THE OHIO STATE UNIVERSITY WEXNER MEDICAL CENTER, M2GEN, Abbott



DIRK STEVENS, PhD
SVP, Quality Assurance & Regulatory Affairs
Smith&Nephew, FRESENIUS MEDICAL CARE, Johnson & Johnson, Baxter, COVIDIEN



SCOTT TURNER
SVP, Operations & Procurement
BERKSHIRE HATHAWAY, Johnson & Johnson

- = Recruited by Timothy R. Wright as CEO
- = Prior Public Board Experience
- = Prior Senior Leadership / Risk Management Experience
- = Joined since 2018

33
MIMEDX

OUR BOARD MEMBERS BRING DIVERSE SKILLSETS THAT HAVE BEEN CRITICAL FOR MIMEDX'S TURNAROUND

Each specific member of the Board was deliberately selected to Sustain, Stabilize, and Grow the Company

SUSTAIN

- Deeply tumultuous period in the Company's history
- Lack of strong leadership
- Numerous financial, accounting, operational and governance issues



Joined: June 2019

M. Kathleen Behrens, PhD
- Combination of Board and management leadership as Founder, CEO, and/or Chair of biotechnology companies
- Independent life sciences consultant and investor
- Board Chair
- Total Public Board Experience: 9



Joined: June 2019

K. Todd Newton ○
- Robust experience in finance and auditing as Executive VP, CFO, and COO of ArthroCare during Company turnaround
- Former CEO of Apollo Endosurgery
- Chair of Audit Committee
- Total Public Board Experience: 3



Joined: June 2019

James L. Bierman ○
- C-level leadership as former President and CEO (COO and CFO) of Owens & Minor, a Fortune 500 company
- Auditing background as former Partner at Arthur Andersen
- Chair of Compensation Committee
- Total Public Board Experience: 6

STABILIZE

- Foundation put in place to restore credibility with key stakeholders including investors, employees, and regulators



Joined: May 2019

Timothy R. Wright
- Critical leadership skills with over 30+ years in life sciences, med tech, and regenerative medicine
- Deep operational, spin-out, and turnaround experience
- Total Public Board Experience: 4



Joined: November 2020

William A. Hawkins III ○
- Deep leadership and M&A experience in large-cap med tech as Chairman and CEO of Medtronic
- Former President and CEO of Immucor
- Chair of Ethics & Compliance Committee
- Total Public Board Experience: 8



Joined: July 2020

Martin P. Sutter ○
- Long-term investor perspective with experience at 30+ portfolio company investments
- Co-Founder and Managing Director of EW Healthcare Partners
- Chair of Nominating & Corporate Governance Committee
- Total Public Board Experience: 12

GROW

- With the Company stabilized, MIMEDX can focus on driving growth through expanding clinical data and R&D



Joined: November 2020

Michael J. Giuliani, MD
- 4 decades of clinical and regulatory experience
- Former VP, Research and Development at Covidien (Mallinckrodt)
- Total Public Board Experience: 1



Joined: November 2020

Cato T. Laurencin, MD, PhD ○
- Pioneer of regenerative engineering; CEO of the CT Convergence Institute
- Member of the National Academy of Sciences
- Chair of Advanced Science & Technology Committee
- Total Public Board Experience: 2



Joined: March 2021

Phyllis I. Gardner, MD
- Deep clinical and R&D experience
- Professor of Medicine at Stanford University with 35 years of experience in academia, medicine and industry
- Total Public Board Experience: 9

Note: Total Public Board Experience represents all lifetime current and past public board roles, including at MIMEDX.

○ = Committee Chair

34

MIMEDX

OUR BOARD IS COMPRISED OF LEADERS WITH THE KEY SKILLSETS NECESSARY TO CONTINUE LEADING MIMEDX THROUGH THIS NEXT STAGE OF GROWTH

Current Board Skills Matrix

	Senior Leadership (Public C-Level / Board Experience)	Operational Expertise	Financial Expertise	M&A Expertise	Med Tech / Life Sciences Industry Experience	Risk Management	Diversity	Research and Regulatory Expertise (MD / PhD)	Clinical Drug Development Experience
Timothy Wright	✓	✓	✓	✓	✓	✓	-	-	✓
Kathleen Behrens	✓	✓	✓	✓	✓	✓	✓	✓	✓
James Bierman	✓	✓	✓	✓	✓	✓	-	-	-
Phyllis Gardner	✓	✓	✓	✓	✓	✓	✓	✓	✓
William Hawkins III	✓	✓	✓	✓	✓	✓	-	-	-
Michael Giuliani	✓	-	-	-	✓	✓	-	✓	✓
Martin Sutter	✓	✓	✓	✓	✓	✓	-	-	-
Todd Newton	✓	✓	✓	✓	✓	✓	-	-	-
Cato Laurencin	✓	✓	✓	✓	✓	✓	✓	✓	✓

ISS Proxy Analysis & Benchmark Policy Voting Report (May 9, 2019)

"The company's slate would add the current CEO (Wright), a highly qualified chair of the board (Behrens), and a new chair of the audit committee (Newton), all of whom show competence and relevant experience... It appears clear that the best opportunity for long-term value creation lies with the leadership agreed to by the company and Prescience.

35

MIMEDX

CURRENT CEO AND CHAIR HAVE DRIVEN VALUE, STABILIZATION AND GROWTH

Under Timothy R. Wright as CEO and Dr. M. Kathleen Behrens as Chair of MIMEDX, the Company has had an absolute TSR of +233% and +103%, respectively[1]



Joined:
May 2019

= Med Tech / Life Sciences Experience

= Operational Experience

= Public Board Experience

Timothy R. Wright
Chief Executive Officer

- ✓ Renowned turnaround and restructuring expert
- ✓ Deep operational and spin-out experience
- ✓ Significant expertise in regenerative engineering
- ✓ Restored MIMEDX's reputation from prior financial troubles
- ✓ Rebuilt base business, strengthened balance sheet, relisted on NASDAQ and is poised for long-term value creation
- ✓ Prior M&A expertise as senior leader:
  - Spin-out of Tyco Healthcare ($10.0B)
- ✓ Current Public Board Experience:
  - Agenus
- ✓ Former Public Board Experience:
  - AAIPharma
- ✓ Other previous healthcare and operational leadership positions include:
  - Founder and Partner of Signal Hill Advisors
  - President and CEO of M2Gen
  - EVP, Mergers and Acquisitions, Strategy and Innovation of Teva Pharmaceutical Industries
  - President of Covidien (Mallinkrodt)
  - Founder of the Drug Development Institute at The Ohio State University Comprehensive Cancer Center (OSUCCC)
  - Senior VP of DuPont Merck
- ✓ BS in Marketing from The Ohio State University



Joined:
June 2019

= Med Tech / Life Sciences Experience

= Operational Experience

= Public Board Experience

= MD / Ph. D

M. Kathleen Behrens, PhD
Chair of the Board

- ✓ Industry leader in a variety of healthcare roles
- ✓ Brings Board and management experience, previously as:
  - Co-Founder, President, and CEO of the KEW Group
  - 9 current and past Public Board roles
- ✓ Brings an investor perspective to the boardroom, previously as:
  - General Partner of RS Investments
  - President, Director, and Chairwoman of the National Venture Capital Association
  - General Partner and Managing Director of Robertson Stephens
- ✓ Prior M&A expertise as senior leader:
  - Sale of Amylin Pharmaceuticals ($4.4B)
  - Sale of Abgenix ($2.3B)
- ✓ Current Public Board Experience:
  - Sarepta Therapeutics (Chair)
  - IGM Biosciences
- ✓ Former Public Board Experience:
  - Amylin Pharmaceuticals
  - Abgenix
- ✓ Other industry experiences include:
  - Co-Founder of the Coalition for 21st Century Medicine, a trade association for new generation diagnostic companies
  - Former Member of the President's Council of Advisors on Science and Technology
- ✓ PhD in Microbiology from the University of California, Davis

(1) FactSet as of May 5, 2021. Timothy R. Wright appointed CEO as of May 9, 2019 and Dr. M. Kathleen Behrens appointed Chair effective June 17, 2019.

36

MIMEDX

OUR CURRENT DIRECTORS BRING KEY EXPERTISE TO THE MIMEDX BOARDROOM

Dr. Phyllis I. Gardner brings an independent voice through her background in academia, medicine, and Boardrooms. K. Todd Newton brings a history of turnaround management and auditing to the Board



Joined:
March 2021

= Med Tech / Life Sciences Experience

= Operational Experience

= Public Board Experience

= MD / PhD

Phyllis I. Gardner, MD

Independent Director

- **Brings independent scrutiny and accountability, as evidenced by her early, original, and accurate analysis of Theranos**
- **Professor of Medicine at Stanford University with 35 years of experience in academia, medicine and industry**
- **Prior M&A expertise as senior leader:**
  - Sale of Corium ($500M)
  - Sale of Aerogen (Undisclosed)
  - Sale of Aronex ($100M)
- **Current Public Board Experience:**
  - CohBar
  - Revance Therapeutics
- **Former Public Board Experience:**
  - Corium International
  - Parnell Pharmaceuticals
  - Aerogen
  - BioMarin Pharmaceutical
  - Aronex Pharmaceuticals
  - Pharmacyclics
- **Selected affiliations:**
  - Member of the Harvard Medical School Board of Fellows
- **Other previous experiences include:**
  - Adjunct Partner at Essex Woodlands Health Ventures (1999-2014)
  - Principal Scientist, Vice President of Research at ALZA Technology Institute
- **MD from Harvard University; Chief Residency at Stanford University Hospital; post-doctoral fellowships at Columbia University and University College London**



Joined:
June 2019

= Med Tech / Life Sciences Experience

= Operational Experience

= Public Board Experience

K. Todd Newton

Independent Director, Chair of Audit Committee

- **Robust experience in finance and auditing as Executive VP, CFO, and COO of ArthroCare during Company turnaround**
- **Navigated ArthroCare which faced similar financial and legal issues to MIMEDX, resulting in $1.7B sale of Company to Smith & Nephew**
- **Led ArthroCare to its highest-ever levels of profitability and cash flow**
- **International business and leadership experience as CEO of Apollo Endosurgery**
- **Led expansion of Apollo Endosurgery's sales footprint to a worldwide organization represented in over 75 countries as CEO**
- **Experience in joining, transforming, and leading public companies with prior financial and legal troubles**
- **History of exhibiting turnaround management skills with high ethical standards**
- **Prior M&A expertise as senior leader:**
  - Sale of ArthroCare ($1.7B)
- **Former Public Board Experience:**
  - Apollo Endosurgery (CEO)
  - Synenco Energy (President and CEO)
- **Other previous experiences include:**
  - President and CFO of Synenco Energy
  - Partner at Deloitte
- **BBA in accounting from the University of Texas at San Antonio**

37

MIMEDX

DR. GARDNER BRINGS AN INDEPENDENT VOICE TO THE BOARD ▪ Dr. Gardner is a world-renowned, well-respected clinical pharmacologist and healthcare executive with over 35 years of life sciences experience who has served on over 18 public and private boards ▪ Gardner brings a highly-sought, long track record of success and strong ethical compass ‒ Evidenced by being an early, publicly vocal skeptic of Theranos’ technology when she was a Stanford University Professor advising the company’s founder ▪ From 1999 to 2014, Gardner served in various consulting capacities at EW and at one point had the title of adjunct partner at Essex Woodlands Health Ventures, a predecessor firm to EW Healthcare Partners Setting the Record Straight ✓ Dr. Gardner is a highly proven Independent Director widely respected for her life sciences background ✓ Dr. Gardner has had no affiliation to EW Healthcare Partners in nearly 8 years and has no economic investment in any EW portfolio assets ✓ Dr. Gardner is truly independent and not beholden to MIMEDX’s management or EW Healthcare Partners 38DR. GARDNER BRINGS AN INDEPENDENT VOICE TO THE BOARD ▪ Dr. Gardner is a world-renowned, well-respected clinical pharmacologist and healthcare executive with over 35 years of life sciences experience who has served on over 18 public and private boards ▪ Gardner brings a highly-sought, long track record of success and strong ethical compass ‒ Evidenced by being an early, publicly vocal skeptic of Theranos’ technology when she was a Stanford University Professor advising the company’s founder ▪ From 1999 to 2014, Gardner served in various consulting capacities at EW and at one point had the title of adjunct partner at Essex Woodlands Health Ventures, a predecessor firm to EW Healthcare Partners Setting the Record Straight ✓ Dr. Gardner is a highly proven Independent Director widely respected for her life sciences background ✓ Dr. Gardner has had no affiliation to EW Healthcare Partners in nearly 8 years and has no economic investment in any EW portfolio assets ✓ Dr. Gardner is truly independent and not beholden to MIMEDX’s management or EW Healthcare Partners 38

IMPROVEMENTS BY MANAGEMENT AND BOARD HAVE POSITIONED MIMEDX FOR THE FUTURE

MIMEDX has adopted approximately 70 corporate governance reforms

Selected Key Governance Enhancements

- Fully Reconstituted the Board
- 90% Refreshed Management Since 2018
- Separated Chair and CEO Roles
- New Ethics & Compliance and Advanced Science & Technology Committees
- Relisted on NASDAQ
- ...med Full-time CFO; Added New Chief Accounting Officer
- Resolved SEC and Several DOJ inquiries
- Amendments to Bylaws to Limit Outside Board Participation
- New Charters for Board Committees
- De-classifying the Board
- Adopting Proxy Access
- Decreasing Ownership Threshold for Calling Special Meetings

MIMEDX'S management and Board have substantially resolved the Company's legacy issues and are focusing on future growth

Up for vote at 2021 annual meeting

39

MIMEDX

MIMEDX IS COMMITTED TO RESPONSIBLE CONDUCT

ESG: Commitment to Corporate Social Responsibility



"WE HAVE AN OPPORTUNITY AND RESPONSIBILITY TO MAKE A DIFFERENCE FOR THESE PATIENTS. AND IN DOING SO, GROW A SUCCESSFUL AND MEANINGFUL HEALTHCARE COMPANY"

- Timothy R. Wright, MIMEDX CEO

Commitment to Ethical, Sound Governance

- Independent Chief Compliance Officer and VP of Internal Audit report directly to the Board
- Implemented Code of Conduct and Ethics, as well as regular compliance training for all employees
- Remediated most material weaknesses and internal controls; remainder in process

Commitment to Diversity

- Formed Inclusion and Diversity Council to assess, develop and inform initiatives, then implement change
- Met NASDAQ standards for diversity, with 3 of 9 board members meeting diversity guidance

Commitment to Our Patients and the Communities Where We Work and Live

- Implemented company-wide vision, mission and core values
- Maintained full employment during COVID-19 to ensure continued product access

Commitment to Environmental Responsibility

- Core technology uses donated tissue that would otherwise be disposed as medical waste
- Product portfolio requires no special storage or delivery, and has five-year shelf life

Ethics, Stewardship and Compliance is Our Foundation

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COMPENSATION IS ALIGNED WITH PERFORMANCE METRICS THAT DRIVE SHAREHOLDER VALUE

Say-on-Pay received more than 90% support at the 2020 Annual Meeting

Management Incentive Plan (MIP) Components	*2020 Threshold ($M)*	*Financial Results ($M)*	*Performance Achieved*
Revenue Performance	**$261**	**$240.5**	✗
+			
Adj. EBITDA Performance	**33.9**	**30.6**	✗
+			
Individual Performance Objectives	✓ COVID-19 Response ✓ Operational Excellence ✓ Transformative Transaction	✓ Commitment to ESG ✓ Improved Position ✓ Developing Talent	

Compensation Overview

- Compensation is based on a philosophy of individual and organizational performance and includes components to drive shareholder value
- The Compensation Committee works with an independent consultant to align with best practices and MIMEDX's peers (1)
- Management instituted company-wide, gradated salary reductions to maintain full employment during COVID-19, to keep teams focused on growth drivers
- MIP Components in 2021 include an R&D goal aligned with the Company's external commitments to progress the pipeline projects, and accelerate where possible

41

Note: Adjusted EBITDA is a non-GAAP measure. Refer to appendix for more information and reconciliation to the nearest GAAP figure; (1) Peers for compensation assessment are: AKBA, AMAG, COLL, CRY, FLDM, HALO, IRWD, LMNX, VIVO, MNTA, NSTG, OMER, OSUR, ORGO, OFIX, PGEN, RTRX, SPPI, VNDA and VCEL.

MIMEDX

EW HEALTHCARE BRINGS EXPERIENCE AND EXPERTISE TO  THE BOARD  § EW Healthcare Partners are highly skilled investor with a track record of value creation in healthcare  ‒ Over a 36 year history, EW has invested in over 150 companies  ‒ Their investment team has 500+ years of combined healthcare industry experience  § EW Healthcare Partners is aligned with the best interest of all shareholders and wants to maximize shareholder returns ‒ EW has a consistent track record of creating shareholder value: The firm has successfully built and contributed to the prosperity of  numerous life science companies, with many of those companies being sold to create high returns for investors ‒ EW is a highly respected healthcare investor: their investment in MIMEDX demonstrates confidence in Management and the Board’s  long‐term vision for the Company  Deep Experience In Healthcare Selected Current Investments Selected Successful Exits  1EW HEALTHCARE BRINGS EXPERIENCE AND EXPERTISE TO THE BOARD § EW Healthcare Partners are highly skilled investor with a track record of value creation in healthcare ‒ Over a 36 year history, EW has invested in over 150 companies ‒ Their investment team has 500+ years of combined healthcare industry experience § EW Healthcare Partners is aligned with the best interest of all shareholders and wants to maximize shareholder returns ‒ EW has a consistent track record of creating shareholder value: The firm has successfully built and contributed to the prosperity of numerous life science companies, with many of those companies being sold to create high returns for investors ‒ EW is a highly respected healthcare investor: their investment in MIMEDX demonstrates confidence in Management and the Board’s long‐term vision for the Company Deep Experience In Healthcare Selected Current Investments Selected Successful Exits 1

MIMEDX IS ON THE RIGHT PATH 43MIMEDX IS ON THE RIGHT PATH 43

MIMEDX’S FOUNDATION IS IN PLACE 1 Refreshed Management Team and Fully Reconstituted Board 2 Stabilized Business and Accelerating Late-Stage Pipeline 3 Increased Our Liquidity 4 Resolved Material Litigation and Investigations Completed Financial Restatement, Improved Controls and Relisted 5 on NASDAQ 6 Rebuilt Corporate Governance and Standards 44MIMEDX’S FOUNDATION IS IN PLACE 1 Refreshed Management Team and Fully Reconstituted Board 2 Stabilized Business and Accelerating Late-Stage Pipeline 3 Increased Our Liquidity 4 Resolved Material Litigation and Investigations Completed Financial Restatement, Improved Controls and Relisted 5 on NASDAQ 6 Rebuilt Corporate Governance and Standards 44

THE RIGHT BOARD, LEADERSHIP AND STRATEGY IS IN PLACE MIMEDX is a new company, with a fully reconstituted Board and Senior Leadership team, transformed in the last 2 years The Board and management team have completely rebuilt and stabilized the Company, positioning MIMEDX for long-term, sustainable growth As a result of these actions, MIMEDX’s total shareholder returns have improved significantly relative to its peers MIMEDX’s Board and management team have a clear, long-term strategy for shareholder value creation The seasoned Board nominees that are up for re-election / election have a valuable mix of proven financial, scientific and clinical skillsets that are necessary to navigate MIMEDX to our next growth phase Vote for MIMEDX’s Nominees on the WHITE Card 45THE RIGHT BOARD, LEADERSHIP AND STRATEGY IS IN PLACE MIMEDX is a new company, with a fully reconstituted Board and Senior Leadership team, transformed in the last 2 years The Board and management team have completely rebuilt and stabilized the Company, positioning MIMEDX for long-term, sustainable growth As a result of these actions, MIMEDX’s total shareholder returns have improved significantly relative to its peers MIMEDX’s Board and management team have a clear, long-term strategy for shareholder value creation The seasoned Board nominees that are up for re-election / election have a valuable mix of proven financial, scientific and clinical skillsets that are necessary to navigate MIMEDX to our next growth phase Vote for MIMEDX’s Nominees on the WHITE Card 45

APPENDIX 46APPENDIX 46

NON-GAAP METRICS RECONCILIATION

($ millions)	4Q19	1Q20	2Q20	3Q20	4Q20	1Q21
Net Sales – Reported	$ 76.4	$ 61.7	$ 53.6	$ 64.3	$ 68.5	$ 60.0
Less: Revenue Transition Impact[1]	8.2	4.5	1.7	1.0	0.5	0.3
Adjusted Net Sales	**$ 68.2**	**$ 57.2**	**$ 51.9**	**$ 63.3**	**$ 68.0**	**$ 59.7**
Gross Profit	$ 63.7	$ 51.7	$ 45.4	$ 54.0	$ 57.7	$ 50.3
Less: Revenue Transition Impact[1]	7.1	3.9	1.5	0.9	0.4	0.2
Adjusted Gross Profit	**$ 56.6**	**$ 47.8**	**$ 44.0**	**$ 53.1**	**$ 57.3**	**$ 50.1**
Adjusted Gross Margin	**83.0%**	**83.6%**	**84.8%**	**83.9%**	**84.2%**	**83.9%**
Adjusted EBITDA	$ 14.1	$ 3.1	$ 10.2	$ 6.9	$ 10.3	$ 4.7
Less: Capital Expenditures	(0.7)	(1.0)	(0.4)	(0.7)	(2.2)	(1.9)
Less: Patent Application Costs	(0.1)	(0.1)	(0.1)	0.0	(0.1)	(0.2)
Adjusted Free Cash Flow	**$ 13.3**	**$ 2.0**	**$ 9.7**	**$ 6.2**	**$ 8.0**	**$ 2.6**

(1) Impact of revenue transition includes cash collected related to the remaining contracts. For a discussion of the revenue transition and the defined terms, refer to Item 8, Notes to the Consolidated Financial Statements in the MiMedx Group, Inc. Form 10-K for the years ended December 31, 2019 and 2020, and the respective Form 10-Qs for the noted quarterly periods.

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ADJUSTED EBITDA RECONCILIATION

($ millions)	4Q19	1Q20	2Q20	3Q20	4Q20	1Q21
Net Loss	**(7.5)**	**(4.8)**	**(8.5)**	**(19.4)**	**(16.6)**	**(8.4)**
Depreciation & Amortization	1.8	1.8	1.7	1.8	1.6	1.5
Interest Expense	2.4	2.4	2.6	1.5	1.5	1.5
Loss on Extinguishment of Debt	0.0	0.0	0.0	8.2	0.0	0.0
Income Tax	0.3	(11.3)	0.0	0.0	(1.0)	0.1
EBITDA	**(3.0)**	**(12.0)**	**(4.2)**	**(7.9)**	**(14.5)**	**(5.5)**
Investigation, Restatement & Related	20.1	15.6	11.4	12.0	20.4	7.2
Revenue Transition	(5.9)	(3.9)	(1.5)	(0.9)	(0.4)	(0.2)
Impairment of intangible assets	0.0	0.0	0.0	0.0	1.0	0.0
Share-Based Compensation	2.9	3.3	4.4	3.7	3.9	3.2
Adjusted EBITDA[1]	**14.1**	**3.1**	**10.2**	**6.9**	**10.4**	**4.7**

Investigation, Restatement & Related:

- Audit Committee Investigation completed in 2Q19
- Restatement activities completed in 2Q20
- Going forward, remainder is legal costs for Company matters, resolution costs for Company matters, and indemnification costs under agreements with former officers and directors

Revenue transition excludes gross profit impact of shipments prior to 10/1/19 (see slide 47)

(1) Adjusted EBITDA consists of GAAP net loss excluding: (i) depreciation, (ii) amortization of intangibles, (iii) interest expense, (iv) loss on extinguishment, (v) income tax provision, (vi) costs incurred in connection with Audit Committee Investigation and Restatement, (vii) the effect of the change in revenue recognition on net loss, (viii) Impairment of intangible assets, and (ix) share-based compensation.

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